| We shop. You save. 3rd Quarter Fiscal 2026 Earnings Presentation May 5, 2026 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost- effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; our ability to regain and maintain compliance with NYSE listing standards; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, changes in reimbursement rates under our contracts with pharmacy benefit managers, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, which, when presented on a consolidated basis, is a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to any similarly titled measure presented by other companies. We define Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, changes in fair value of warrant liabilities, loss on extinguishment of debt, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure for Adjusted EBITDA is net income (loss). We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors in understanding and evaluating our operating performance, establishing budgets, and developing operational goals for managing our business. In particular, we believe that excluding the impact of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see today’s press release. A reconciliation of the differences between Adjusted EBITDA and its most directly comparable GAAP financial measure, net income (loss), is set forth below on slide 11. The Company is unable to provide a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable GAAP measure without unreasonable effort because it is not possible to predict certain items included in the calculation of such GAAP measure, including the fair value of outstanding warrants to purchase shares of the Company's common stock. The unavailable information could have a significant impact on the Company's GAAP financial results. Disclaimer 2

| We shop. You save. 3Q Earnings Highlights 3 • Consolidated ◦ Revenue increased 6% and Adjusted EBITDA* increased 18% year-over-year, driven by continued Healthcare Services growth and a strong Senior OEP • Senior ◦ Adjusted EBITDA increased 28% year-over-year to $59 million in 3Q, including a positive change in estimate of $14 million to commissions receivable ◦ Solid agent productivity and marketing efficiency yielded 32% Adjusted EBITDA margins ◦ Existing customer and new customer retention improved year-to-date in 2026 • Healthcare Services ◦ 3Q Adjusted EBITDA increased to $5 million as PBM reimbursement rates increased on January 1st ◦ Revenue grew 5% year-over-year to $199 million despite Inflation Reduction Act impacts • SelectQuote Local ◦ Leverages industry-leading marketing, technology, customer service, and carrier relationships to offer Senior and Life products through a franchising model with local sales and service *See "Non-GAAP Financial Measures" section on slide 2

Execution Fuels Cash Flow Generation

Senior

Agent Productivity†



⬆ 1%
3Q24
3Q25
3Q26

Marketing Expense Per Policy*†



⬇ 14%
3Q24
3Q25
3Q26

†Percentage change deltas are calculated relative to 3Q24 results.
*Represents total Senior division marketing expenses per approved Medicare Advantage and Medicare Supplement policy.

Healthcare Services

Prescriptions Per Day



20k
29k
33k
3Q24
3Q25
3Q26

Revenue / CAC**



4.2x
5.8x
6.7x
3Q24
3Q25
3Q26

**The revenue to customer acquisition cost ("CAC") multiple represents total revenue as a multiple of total marketing acquisition costs for the Senior and Healthcare Services divisions, which represents the direct costs of acquiring leads.

SELECTQUOTE | We shop. You save.
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| We shop. You save. • Revenue growth driven by Healthcare Services, strong Senior OEP results, and a positive change in estimate • Adjusted EBITDA* of $45 million increased 18% year-over-year • Robust 32% Senior Adjusted EBITDA margins, inclusive of $14 million change in estimate $408 $431 3Q25 3Q26 Consolidated Financial Summary *See "Non-GAAP Financial Measures" section on slide 2 Commentary $38 $45 3Q25 3Q26 5 Revenue $MM Adjusted EBITDA* $MM

| We shop. You save. $169 $183 3Q25 3Q26 Revenue $MM Adjusted EBITDA $MM Senior Financial Summary Commentary $46 $59 3Q25 3Q26 27% 32% • Senior revenue of $183 million, up 8% year-over-year • Adjusted EBITDA increased year- over-year to $59 million • $14 million change in estimate to commissions receivable • Strong 32% Adjusted EBITDA margins 6

| We shop. You save. SELECTRX Members 106 108 107 113 117 3Q25 4Q25 1Q26 2Q26 3Q26 0 20 40 60 80 100 120 140 Revenue & Adjusted EBITDA $MM $6 $12 $7 $1 $5 $190 $214 $221 $231 $199 3Q25 4Q25 1Q26 2Q26 3Q26 Healthcare Services KPIs REVENUE ADJUSTED EBITDA 7

| We shop. You save. • Revenue increased 4% year-over- year driven by continued strong Final Expense performance • Adjusted EBITDA remained steady year-over-year in 3Q $6 $6 3Q25 3Q26 $46 $48 3Q25 3Q26 Life Financial Summary Adjusted EBITDA $MM Commentary Revenue $MM 8

| We shop. You save. Reiterating FY26 Financial Guidance REVENUE $1.61B ADJUSTED EBITDA* to $1.71B $90M to $100M *See "Non-GAAP Financial Measures" above on slide 2. 9

| We shop. You save. Supplemental Information 10

| We shop. You save. Reconciliation of Non-GAAP Measure Reconciliation of Net Income to Adjusted EBITDA 11 3Q FY FY YTD (in thousands) 2026 2025 2026 2025 Net income $ 40,197 $ 26,022 $ 79,031 $ 34,712 Share-based compensation expense 3,678 4,960 11,480 13,505 Transaction costs 631 5,813 1,478 13,358 Depreciation and amortization 4,385 4,925 13,007 15,584 Loss on disposal of property, equipment, and software, net — 3 — 160 Impairment of equity-method investment — — 1,000 — Loss on extinguishment of debt 8,659 — 8,659 — Change in fair value of warrants (27,489) (32,986) (61,821) (25,344) Interest expense, net 10,602 20,407 34,023 67,160 Income tax expense 3,927 8,579 10,386 4,424 Adjusted EBITDA $ 44,590 $ 37,723 $ 97,243 $ 123,559

| We shop. You save. 3Q FY 2026 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 182,890 $ 199,386 $ 47,896 $ 430,172 Less: Cost of commissions and other services revenue (54,596) (6,976) (18,465) Cost of goods sold - pharmacy revenue — (169,814) — Marketing expense (69,060) (1,686) (23,131) Technical development — (318) — Selling, general, and administrative (592) (15,314) (216) Adjusted Segment EBITDA $ 58,642 $ 5,278 $ 6,084 $ 70,004 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 1,376 Corporate (26,790) Share-based compensation expense (3,678) Transaction costs (631) Depreciation and amortization (4,385) Loss on extinguishment of debt (8,659) Change in fair value of warrants 27,489 Interest expense, net (10,602) Income before income tax expense $ 44,124 Reconciliation by Segment of Adjusted EBITDA to Income before income tax expense 12

| We shop. You save. 3Q FY 2025 (in thousands) Senior Healthcare Services Life Total Total revenue from reportable segments $ 169,442 $ 189,569 $ 45,842 $ 404,853 Less: Cost of commissions and other services revenue (53,374) (5,816) (17,415) Cost of goods sold - pharmacy revenue — (161,026) — Marketing expense (69,808) (1,939) (21,789) Technical development — (491) — Selling, general, and administrative (559) (13,852) (274) Adjusted Segment EBITDA $ 45,701 $ 6,445 $ 6,364 $ 58,510 Reconciliation of total segment Adjusted EBITDA All other Adjusted EBITDA 3,549 Corporate (24,336) Share-based compensation expense (4,960) Transaction costs (5,813) Depreciation and amortization (4,925) Loss on disposal of property, equipment, and software, net (3) Change in fair value of warrants 32,986 Interest expense, net (20,407) Income before income tax expense $ 34,601 Reconciliation by Segment of Adjusted EBITDA to Income before income tax expense 13

| We shop. You save. SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (877) 678-4086 Investor Relations investorrelations@selectquote.com 14